UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2026

 GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37756	90-0632193
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220
Phoenix,	Arizona		85027
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (480) 360-7775

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GWRS	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously reported, on March 5, 2025, two of the regulated subsidiaries of Global Water Resources, Inc. (the “Company”), Global Water – Santa Cruz Water Company, Inc. (“GW-Santa Cruz”) and Global Water – Palo Verde Utilities Company, Inc. (“GW-Palo Verde”), each filed a rate case application and related schedules with the Arizona Corporation Commission (the “ACC”) for, among other things, increased water and wastewater rates, respectively. On October 1, 2025, the ACC Utilities Division and the Residential Utility Consumer Office filed their respective initial written testimonies with the ACC in connection with the rate cases, with subsequent rebuttal, surrebuttal, and rejoinder testimonies having been filed by the parties.
On April 14, 2026, the parties filed a Notice of Settlement and Request to Modify Procedural Schedule. The parties have agreed to bifurcate the two rates cases pursuant to which (i) the GW-Santa Cruz rate case has settled; (ii) GW-Palo Verde will file a Motion to Withdraw its rate case application with the intent of refiling its rate case in 2027 using a 2026 test year; and (iii) GW-Palo Verde will seek authorization to increase the bill credit for customers related to the Company’s Southwest Plant that was originally approved in connection with Decision No. 79424 issued by the ACC. The Company expects the settlement agreement and the settlement testimony to be filed with the ACC on April 28, 2026 and May 22, 2026, respectively.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties, and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the GW-Santa Cruz and GW-Palo Verde rate case filings, including the Company’s plans and expectations in connection with the contemplated settlement agreement to be entered into between the parties, as well as expected timing. These statements may be identified by the use of words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify some forward-looking statements, but not all forward-looking statements include these words. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, such as those described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management’s views as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, except as required by law, whether as a result of new information, future developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: April 15, 2026	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer